UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549


                            ________________________


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): June 1, 2006



                              SILGAN HOLDINGS INC.
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            (Exact name of Registrant as specified in its charter)


          Delaware                     000-22117                 06-1269834
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(State or other jurisdiction          (Commission              (IRS Employer
      of incorporation)               File Number)           Identification No.)


4 Landmark Square, Stamford, Connecticut                                06901
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(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code: (203) 975-7110


                                      N/A
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          (Former name or former address, if changed since last report)



     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:


    [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                 Section 1--Registrant's Business and Operations

Item 1.01.  Entry into a Material Definitive Agreement.

Silgan Holdings Inc. (the "Registrant") and certain of its wholly owned subsidiaries entered into a Second Amendment to Credit Agreement with the lenders party to the credit agreement referred to below and Deutsche Bank AG New York Branch, as administrative agent (the "Second Amendment"), which Second Amendment became effective June 1, 2006. The Second Amendment amends the Registrant's existing credit agreement, dated as of June 30, 2005, with Deutsche Bank AG New York Branch, as administrative agent, Bank of America, N.A. and Morgan Stanley Bank, as co-syndication agents, BNP Paribas and JPMorgan Chase Bank, N.A., as co-documentation agents, Deutsche Bank Securities Inc. and Banc of America Securities LLC, as joint lead arrangers and joint book managers, and the lenders party thereto from time to time, as amended by the First Amendment to Credit Agreement and US Pledge Agreement, dated as of December 19, 2005 and effective as of December 22, 2005 (such credit agreement, as so amended, the "Credit Agreement").

The Second Amendment, among other things, adds the Registrant as a revolving borrower under the Credit Agreement and permitted the Registrant to borrow an incremental term loan of up to EUR 200.0 million for the acquisition of Amcor Limited's "White Cap" closures business, without such EUR 200.0 million incremental term loan counting towards the uncommitted incremental loan facility of up to USD $350.0 million that is available under the Credit Agreement. As described under Item 2.01 of this Current Report, on June 1, 2006 the Registrant borrowed the full EUR 200.0 million incremental term loan and used the funds to finance the purchase price for its acquisition of Amcor Limited's European "White Cap" closures business and to pay related fees and expenses.

The EUR 200.0 million incremental term loan matures on June 30, 2012 and is payable in installments as follows:

              Incremental Term Loan
             Scheduled Repayment Date             Amount
             ------------------------             ------

             December 31, 2008               EUR 20,000,000
             December 31, 2009               EUR 30,000,000
             December 31, 2010               EUR 30,000,000
             December 31, 2011               EUR 40,000,000
             June 30, 2012 (Maturity)        EUR 80,000,000


Interest on the EUR 200.0 million incremental term loan will accrue at the Euro Rate (as such term is defined in the Credit Agreement) plus the applicable margin for A term loans maintained as Eurodollar Loans (as such term is defined in the Credit Agreement) under the Credit Agreement.

The incremental term loan is (i) secured by all of the collateral pledged under the Credit Agreement and (ii) guaranteed by the guarantors under the Credit Agreement, in each case to the same extent that A term loans and B term loans under the Credit Agreement are secured and guaranteed.

The foregoing description of the Second Amendment does not purport to be complete and is qualified in its entirety by reference to the complete text of the Second Amendment, which is filed as Exhibit 10. 1 hereto and is incorporated herein by reference.

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

                        Section 2--Financial Information

Item 2.01.  Completion of Acquisition or Disposition of Assets.

On February 22, 2006, the Registrant entered into a Purchase Agreement (as subsequently amended, the "Purchase Agreement") with Amcor Limited ("Amcor") for the acquisition by the Registrant and indirectly owned subsidiaries of the
Registrant (the "Purchasers") (i) of substantially all of the assets of the "White Cap" closures business of Amcor and certain of its subsidiaries (the "Asset Sellers") and (ii) from Amcor and certain of its other subsidiaries (together with the Asset Sellers, the "Selling Parties") the shares of various subsidiaries of Amcor engaged in the "White Cap" closures business. Such business consists of developing, manufacturing, marketing, distributing, selling and servicing metal, plastic and composite vacuum and non-vacuum closures for jars and containers and related capping equipment for the food and beverage industries from plants and/or sales offices in Germany, Italy, Poland, Turkey, the Philippines, China, Brazil, Austria, Belgium, France, Hungary, the Netherlands, Spain, Sweden, Ukraine, the United Kingdom and Venezuela under the "White Cap" brand and the licensing of others to do the same in Israel, Japan, South Africa, India, Korea, Australia and New Zealand (the "Business"). The Business is headquartered in Hanover, Germany and operates a total of 10 manufacturing facilities.

On June 1, 2006, in accordance with the Purchase Agreement, the Registrant acquired from the Selling Parties (i) the assets of the Business in Austria, Hungary and the Netherlands, the intellectual property of the Business sited in the United States and Australia and the licensing arrangements of the Business in Israel, Japan, South Africa, India, Korea, Australia and New Zealand and (ii) the shares of the subsidiaries of Amcor engaged in the Business in Germany, Italy, Poland, Belgium, France, Spain, Sweden, Ukraine and the United Kingdom. The purchase price for this acquisition was EUR 185.8 million, which included assumed indebtedness of EUR 11.8 million. The Registrant also funded an incremental EUR 11.2 million in connection with this acquisition for higher working capital of the acquired Business, primarily for seasonal purposes.

The Registrant funded this acquisition (and the related fees and expenses due through closing) with a EUR 200.0 million incremental term loan under its Credit Agreement as described in Item 1.01 of this Current Report.

Pursuant to the Purchase Agreement, the acquisition of shares of the Amcor subsidiaries engaged in the Business and located in Brazil, China, the Philippines, Turkey and Venezuela have been delayed pending the receipt and/or satisfaction of certain specified approvals or conditions (the "Delayed Closings"). The Delayed Closings are expected to close upon receipt and/or satisfaction of such specified approvals or conditions, except that a portion of the Business in the Philippines may or may not close. Pursuant to the Purchase Agreement, the aggregate purchase price for the shares of all companies subject to the Delayed Closings is EUR 42.5 million. Respective portions of such amount will be paid upon the Delayed Closings when they occur and will also be subject to adjustment as provided in the Purchase Agreement.

As a result of the Delayed Closings, subsidiaries of the Registrant entered into management agreements with the applicable Selling Party and/or target company in Brazil, China, Turkey and Venezuela with respect to the management of the Business of the target company or the Selling Party until the respective Delayed Closings. Amcor continues to manage the target companies engaged in the Business in the Philippines.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 of this Current Report is incorporated herein by reference to the extent applicable.

                            Section 7--Regulation FD

Item 7.01. Regulation FD Disclosure.

On June 1, 2006, the Registrant issued a press release announcing the closing of the acquisition of the European White Cap closures business. A copy of this press release is furnished herewith and attached hereto as Exhibit 99.1.



                  Section 9--Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The Registrant will file the required financial statements by amendment not later than seventy-one calendar days after the date this Current Report on Form 8-K must be filed with the Securities and Exchange Commission.

(b) Pro Forma Financial Information.

The Registrant will file the required financial information by amendment not later than seventy-one calendar days after the date this Current Report on Form 8-K must be filed with the Securities and Exchange Commission.

(d) Exhibits.

Exhibit No.                               Description
-----------                               -----------

10.1 Second Amendment to the Credit Agreement, dated as of May 23, 2006, among Silgan Holding Inc., Silgan Containers Corporation, Silgan Plastics Corporation, Silgan Containers Manufacturing Corporation, Silgan Can Company, each other revolving borrower party thereto from time to time, each other incremental term loan borrower party thereto from time to time, various lenders party thereto from time to time, Deutsche Bank AG New York Branch, as Administrative Agent, Bank of America, N.A. and Morgan Stanley Bank, as Co-Syndication Agents, and BNP Paribas and JPMorgan Chase Bank, N.A., as Co-Documentation Agents.

10.2 Amendment to Purchase Agreement, dated as of June 1, 2006, by and between Silgan Holdings Inc. and Amcor Limited.

99.1 Press Release, dated June 1, 2006, announcing the completion of the acquisition of the European White Cap closures business.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  SILGAN HOLDINGS INC.


                                  By:   /s/ Frank W. Hogan, III
                                        --------------------------------------
                                        Frank W. Hogan, III
                                        Senior Vice President, General Counsel
                                          and Secretary

Date: June 6, 2006

                                INDEX TO EXHIBITS


Exhibit No.                               Description
-----------                               -----------

10.1 Second Amendment to the Credit Agreement, dated as of May 23, 2006, among Silgan Holding Inc., Silgan Containers Corporation, Silgan Plastics Corporation, Silgan Containers Manufacturing Corporation, Silgan Can Company, each other revolving borrower party thereto from time to time, each other incremental term loan borrower party thereto from time to time, various lenders party thereto from time to time, Deutsche Bank AG New York Branch, as Administrative Agent, Bank of America, N.A. and Morgan Stanley Bank, as Co-Syndication Agents, and BNP Paribas and JPMorgan Chase Bank, N.A., as Co-Documentation Agents.

10.2 Amendment to Purchase Agreement, dated as of June 1, 2006, by and between Silgan Holdings Inc. and Amcor Limited.

99.1 Press Release, dated June 1, 2006, announcing the completion of the acquisition of the European White Cap closures business.






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